Exhibit 99.2
October 28, 2010 September 30, 2010 Quarterly Results Presentation 1 ACI's software underpins electronic payments throughout retail and wholesale banking, and commerce all the time.

This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. The forward- looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A discussion of these forward- looking statements and risk factors that may affect them is set forth at the end of this presentation. The Company assumes no obligation to update any forward-looking statement in this presentation, except as required by law. Private Securities Litigation Reform Act of 1995 Safe Harbor For Forward-Looking Statements

Quarterly Overview 19 of the world's top 20 banks, 5 of the top 10 U.S. retailers and 6 of the leading 25 global retailers, rely on ACI payments software. Phil Heasley Chief Executive Officer

4 Q3 2010 Update Strong sales led by First Data Corporation global account signing Significant rise in recurring revenue Strong Operating Free Cash Flow generation Continued expense management Good visibility into Q4 revenue attainment Tracking to full year guidance

Business Overview ACI's customer base spans 90 countries on six continents. Louis Blatt Chief Product Officer Ralph Dangelmaier President, Global Markets

6 First Global Account Deal Signed in Q3 First Data Corporation signed a global account signalling that ACI is its go-forward software technology platform internationally For FDC the transaction brings them same feature/function opportunity across borders Eliminates multiplicity of technology platforms and inefficiencies as they consolidate onto BASE24-eps(r) over time For ACI it represents centralization of account management as well as embedding ourselves within FDC infrastructure as a more meaningful partner Anticipate more services opportunities as FDC consolidates platforms and reduces redundancies Expands footprint of several solution suites in the ACI Agile Payments Solution(tm) as FDC now has enterprise license

Q3 characterized by sales expansion in both renewals and add-on products Total sales increase of 67% led by sales net of term growth of 35% Consolidation and Global Account approach result in ACI footprint expansion New BASE24-eps(r) license with Spanish bank Large capacity deal driven by U.K. bank consolidation New customer sales as well as renewals with add-on sales Significant new U.S. ACI Enterprise Banker(tm) customer Major Canadian consortium switch renewal added enhanced support Large New Zealand bank renewal with add-ons Significant new Middle East ACI Money Transfer System(tm) customer Strong renewals in merchant retail (four renewals) Thai and Singaporean BASE24(r) renewals with regional banks 7

8 Record Q3 Sales Achievement

Market Updates Payments market continues to be strong Continued need for efficiencies is driving consolidation & investment in payments infrastructure ACI's integrated solutions set positions us strongly to deliver efficiencies U.S. Regulatory pressures and changes Dodd-Frank Wall Street Reform and Consumer Protection Act Durbin Amendment specifically addresses Interchange fees New regulation will require implementation of new services and charges and better fraud control Increased fraud loss rates could lead the U.S. to adopt PIN debit, EMV and "chip & pin" models What are some potential effects of the Durbin Amendment on ACI? The flexibility of our solutions enable customers to handle these changes Strong presence in PIN debit creates upside revenue opportunity Weak presence in signature debit means drop in signature debit doesn't negatively effect ACI Movements to adopt EMV create opportunity for ACI 9

Financial Review ACI wholesale payments solutions process more than $12 trillion each day. Scott Behrens Chief Financial Officer

Key Takeaways from the Quarter Strong growth in recurring revenue Up $12.5 million, or 20%, over prior-year quarter Overall revenue decreased $7.5 million, largely due to lower capacity revenue and fewer go-live events compared to prior-year quarter Strong sales growth Up $65 million, or 67%, over prior-year quarter Led by signing of large global accounts deal with FDC Strong growth in sales, net of term extensions, in EMEA and Asia-Pacific regions Strong growth in backlog 60-month backlog increased $82 million during quarter 12-month backlog increased $23 million during quarter Led by strong sales, net of term extensions 11

12 Key Takeaways from the Quarter Very strong Operating Free Cash Flow of $26.6 million Up $37 million over prior-year quarter Led by strong cash receipts from accounts receivable collections and continued disciplined management of cash expenses FX loss of $1.5 million impacted other income/expense compared to an FX gain of $1.1 million in prior-year quarter Interest rate swap was essentially neutral and has expired as of October 2010 Stock repurchases of $3.0 million in the quarter, YTD repurchase total of $18.6 million

Backlog as a Contributor of Quarterly Revenue Backlog contributes approximately 90% of quarterly revenue We expect backlog to contribute a similar percentage of Q4 revenue led by recurring revenue, annual license fees and go-live events 13

Reaffirmation of Guidance Revenue and operating income within our range Anticipate revenue will grow closer to 3% over 2009 revenue of $405.8 million. Top-line revenue impacted by FX of approximately $5 million Operating income & Operating EBITDA expected at the high end of range Expect sales for the year in $470-$490 million range Operating Free Cash Flow coming in higher than initially expected 14

Preliminary 2011 Outlook Sales to be consistent with this year in the high $400s million Revenue to grow in mid-single digits Backlog to grow in high-single digits Operating income in the 20% growth range Operating EBITDA growth in the mid-teens range over 2010 Cash growth consistent with operating income growth 15

Appendix ACI's risk management software protects more than 2,500 financial institutions worldwide.

17 Historic Sales By Quarter 2009-2010

27 October 2010 18 Q3 Channel Sales Results Q3 Channel Sales Results Q3 Channel Sales Results Q3 Channel Sales Results

Operating Free Cash Flow ($ millions) 19 Quarter Ended September 30, Quarter Ended September 30, 2010 2009 Net cash provided by operating activities $32.0 $(8.0) Adjustments: Net after-tax payments associated with employee-related actions - 0.3 Net after-tax payments associated with IBM IT Outsourcing Transition and Severance 0.2 0.3 Less capital expenditures (4.2) (0.7) Less Alliance technical enablement expenditures (1.4) (2.3) Operating Free Cash Flow* $26.6 $(10.4) *OFCF is defined as net cash provided (used) by operating activities, less net after-tax payments associated with employee-related actions and IBM IT outsourcing transition and severance, capital expenditures and plus or minus net proceeds from IBM.

60-Month Backlog ($ millions) 20 Quarter Ended Quarter Ended Quarter Ended September 30, June 30, December 31, 2010 2010 2009 Americas $893 $864 $850 EMEA 525 475 510 Asia/Pacific 179 176 157 Backlog 60-Month $1,597 $1,515 $1,517 Deferred Revenue $167 $150 $138 Other 1,430 1,365 1,379 Backlog 60-Month $1,597 $1,515 $1,517

Revenues by Channel ($ millions) 21 Quarter Ended September 30, Quarter Ended September 30, 2010 2009 Revenues: United States $37.0 $ 46.2 Americas International 12.9 12.5 Americas $49.9 $58.7 EMEA 35.1 35.2 Asia/Pacific 12.0 10.6 Revenues $97.0 $104.5

Monthly Recurring Revenue ($ millions) 22 Quarter Ended September 30, Quarter Ended September 30, 2010 2009 Monthly Software License Fees $29.2 $19.2 Maintenance Fees 32.5 33.3 Processing Services 13.7 10.4 Monthly Recurring Revenue $75.4 $62.9

Deferred Revenue and Expense ($ millions) 23 Quarter Ended Quarter Ended Quarter Ended Quarter Ended September 30, June 30, September 30, June 30, 2010 2010 2009 2009 Short Term Deferred Revenue $131.5 $113.3 $103.4 $107.7 Long Term Deferred Revenue 35.7 37.1 28.7 32.4 Total Deferred Revenue $167.2 $150.4 $132.1 $140.1 Total Deferred Expense $14.6 $13.6 $13.0 $13.9

Non-Cash Compensation, Acquisition Intangibles and Software 24 Quarter ended September 30, 2010 Quarter ended September 30, 2010 Quarter ended September 30, 2009 Quarter ended September 30, 2009 EPS Impact* $ in Millions EPS Impact* $ in Millions Amortization of acquisition-related intangibles $0.03 $1.0 $0.03 $1.0 Amortization of acquisition-related software $0.03 $1.0 $0.03 $0.9 Non-cash equity-based compensation $0.04 $1.2 $0.04 $1.3 Total: $0.10 $3.2 $0.10 $3.2 * Tax Effected at 35%

Other Income / Expense ($ millions) 25 Quarter Ended Quarter Ended Quarter Ended Quarter Ended September 30, 2010 June 30, 2010 September 30, 2009 June 30, 2009 Interest Income $0.2 $0.1 $0.1 $0.4 Interest Expense ($0.4) ($0.5) ($0.5) ($0.5) FX Gain / Loss ($1.5) ($1.7) $1.1 ($4.3) Interest Rate Swap Loss $0.0 $0.0 ($0.7) ($0.3) Other ($0.1) $0.0 ($0.4) $1.0 Total Other Income (Expense) ($1.8) ($2.1) ($0.4) ($3.7)

Operating EBITDA Quarter Ended September 30, 2010 Quarter Ended September 30, 2009 Operating Income $7.4 $11.9 Depreciation Expense 1.8 1.6 Amortization Expense 4.9 4.4 Non-Cash Compensation Expense 1.9 2.0 Operating EBITDA $16.0 $19.9 26 Operating EBITDA is defined as operating income/(loss) plus depreciation, amortization and non-cash compensation.

Non-GAAP Financial Measures ACI is presenting operating free cash flow, which is defined as net cash provided (used) by operating activities, less net after-tax payments associated with employee related activities, net after-tax payments associated with IBM IT outsourcing transition and severance, and capital expenditures and plus or minus net proceeds from IBM. Operating free cash flow is considered a non- GAAP financial measure as defined by SEC Regulation G. We utilize this non- GAAP financial measure, and believe it is useful to investors, as an indicator of cash flow available for debt repayment and other investing activities, such as capital investments and acquisitions. We utilize operating free cash flow as a further indicator of operating performance and for planning investing activities. Operating free cash flow should be considered in addition to, rather than as a substitute for, net cash provided (used) by operating activities. A limitation of operating free cash flow is that it does not represent the total increase or decrease in the cash balance for the period. This measure also does not exclude mandatory debt service obligations and, therefore, does not represent the residual cash flow available for discretionary expenditures. We believe that operating free cash flow is useful to investors to provide disclosures of our operating results on the same basis as that used by our management. We also believe that this measure can assist investors in comparing our performance to that of other companies on a consistent basis without regard to certain items, which do not directly affect our ongoing cash flow. 27

Non-GAAP Financial Measures ACI also includes backlog estimates which are all software license fees, maintenance fees and services specified in executed contracts, as well as revenues from assumed contract renewals to the extent that we believe recognition of the related revenue will occur within the corresponding backlog period. We have historically included assumed renewals in backlog estimates based upon automatic renewal provisions in the executed contract and our historic experience with customer renewal rates. Backlog is considered a non-GAAP financial measure as defined by SEC Regulation G. Our 60-month backlog estimate represents expected revenues from existing customers using the following key assumptions: Maintenance fees are assumed to exist for the duration of the license term for those contracts in which the committed maintenance term is less than the committed license term. License and facilities management arrangements are assumed to renew at the end of their committed term at a rate consistent with our historical experiences. Non-recurring license arrangements are assumed to renew as recurring revenue streams. Foreign currency exchange rates are assumed to remain constant over the 60-month backlog period for those contracts stated in currencies other than the U.S. dollar. Our pricing policies and practices are assumed to remain constant over the 60-month backlog period. 28

Non-GAAP Financial Measures Estimates of future financial results are inherently unreliable. Our backlog estimates require substantial judgment and are based on a number of assumptions as described above. These assumptions may turn out to be inaccurate or wrong, including for reasons outside of management's control. For example, our customers may attempt to renegotiate or terminate their contracts for a number of reasons, including mergers, changes in their financial condition, or general changes in economic conditions in the customer's industry or geographic location, or we may experience delays in the development or delivery of products or services specified in customer contracts which may cause the actual renewal rates and amounts to differ from historical experiences. Changes in foreign currency exchange rates may also impact the amount of revenue actually recognized in future periods. Accordingly, there can be no assurance that contracts included in backlog estimates will actually generate the specified revenues or that the actual revenues will be generated within the corresponding 60-month period. Backlog should be considered in addition to, rather than as a substitute for, reported revenue and deferred revenue. ACI also includes Operating EBITDA, which is defined as operating income (loss) plus depreciation and amortization and non-cash compensation. Operating EBITDA is considered a non-GAAP financial measure as defined by SEC Regulation G. Operating EBITDA should be considered in addition to, rather than as a substitute for, operating income (loss). 29

Non-GAAP Financial Measures The presentation of these non-GAAP financial measures should be considered in addition to our GAAP results and is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. Management generally compensates for limitations in the use of non-GAAP financial measures by relying on comparable GAAP financial measures and providing investors with a reconciliation of non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. We believe that these non-GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. 30

Forward-Looking Statements This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. Generally, forward-looking statements do not relate strictly to historical or current facts and may include words or phrases such as "believes," " will," "expects," "anticipates," "intends," and words and phrases of similar impact. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this presentation include, but are not limited to, statements regarding: • Our visibility into Q4 attainment and our belief that we are tracking to full year guidance; • Expectations regarding our global account with First Data Corporation including expectations and assumptions related to (i) ACI being the go-forward software technology platform for FDC internationally, and (ii) product and services expansion opportunities within FDC; • Our beliefs related to the continued strength of the payments market including (i) our belief that the continued need for efficiencies will drive consolidation and investment in the payments infrastructure, and (ii) assumptions regarding the ability of our integrated solutions to position us strongly to deliver efficiencies; • Expectations and assumptions related to the impact of new regulations such as the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Durbin Amendment, including expectations regarding (i) the flexibility of our solutions and the ability of our solutions to handle regulatory changes, (ii) upside revenue opportunity related to PIN debit, (iii) the lack of any negative effect on us resulting from a drop in signature debit, and (iv) opportunity for us resulting from any movements to adopt EMV; •The company's 12-month and 60-month backlog estimates and assumptions, including our expectations that backlog will continue to contribute approximately 90% to quarterly revenue in Q4 led by recurring revenue, annual license fees and go-live events; • Expectations regarding 2010 financial guidance related to GAAP revenue, GAAP operating income, operating EBITDA including expectations that (i) revenue will grow closer to 3% over 2009 revenue of $405.8 million, and (ii) operating income and operating EBIDTA will fall at the high end of the range; • Expectations and assumptions regarding other factors impacting our 2010 financial guidance, including (i) our belief that top-line revenue will be impacted by FX of approximately $5 million, (ii) expectations that sales for the year will be in the $470-$490 million range, and (iii) our belief that operating free cash flow will come in higher than initially expected; and • Expectations and assumptions related to our preliminary 2011 outlook, including expectations regarding (i) consistency of sales with 2010 in the high $400 millions, (ii) revenue growth in the mid- single digits, (iii) backlog growth in the high-single digits, (iv) operating income in the 20% growth range, (v) operating EBIDTA growth in the mid-teens range over 2010, and (vi) cash growth consistent with operating income growth. 31

Forward-Looking Statements All of the foregoing forward-looking statements are expressly qualified by the risk factors discussed in our filings with the Securities and Exchange Commission. Such factors include, but are not limited to, risks related to the global financial crisis, restrictions and other financial covenants in our credit facility, volatility and disruption of the capital and credit markets, our restructuring efforts, the restatement of our financial statements, consolidation in the financial services industry, changes in the banking and financial services industry, the accuracy of backlog estimates, the cyclical nature of our revenue and earnings, exposure to unknown tax liabilities, volatility in our stock price, risks from operating internationally, including fluctuations in currency exchange rates, increased competition, our offshore software development activities, the performance of our strategic product, BASE24-eps, the maturity of certain products and our strategy to migrate customers to our next generation products, ratable or deferred recognition of certain revenue associated with customer migrations and the maturity of certain of our products, demand for our products, failure to obtain renewals of customer contracts or to obtain such renewals on favorable terms, delay or cancellation of customer projects or inaccurate project completion estimates, business interruptions or failure of our information technology and communication systems, our alliance with IBM, our outsourcing agreement with IBM, the complexity of our products and services and the risk that they may contain hidden defects or be subjected to security breaches or viruses, compliance of our products with applicable governmental regulations and industry standards, our compliance with privacy regulations, the protection of our intellectual property and technology and the risk of increasing litigation related to intellectual property rights, future acquisitions and investments and litigation. For a detailed discussion of these risk factors, parties that are relying on the forward- looking statements should review our filings with the Securities and Exchange Commission, including our most recently filed Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. 32

ACI's software underpins electronic payments throughout retail and wholesale banking, and commerce all the time, without fail. www.aciworldwide.com